                                                                    Exhibit 99.1

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                 [$847,342,000]

                (APPROXIMATE OFFERED, SUBJECT TO +/-10% VARIANCE)

                                 SARM 2005-16XS

                                SENIOR TERM SHEET

                     SENIOR / SUBORDINATE REMIC CERTIFICATES

                 COUNTRYWIDE HOME LOANS, ORIGINATOR AND SERVICER

                    AURORA LOAN SERVICES LLC, MASTER SERVICER

                                US BANK, TRUSTEE

                                                   WAL        PMT.
                                                   10%       WINDOW        LEGAL
                APPROXIMATE       INITIAL        CALL (2)   CALL (2)       FINAL          EXPECTED
   CLASS          SIZE ($)       COUPON (1)       (YRS.)     (MTHS.)      MATURITY        RATINGS
------------   --------------  ---------------   --------  -----------  -------------   -----------
    A1         [$485,069,000]    1mL + [TBD]%     [3.15]     [1-100]     [8/25/2035]       [AAA]
    A2         [$250,427,000]    1mL + [TBD]%     [3.15]     [1-100]     [8/25/2035]       [AAA]
    A3         [$111,846,000]    1mL + [TBD]%     [3.15]     [1-100]     [8/25/2035]       [AAA]
------------   --------------  ---------------   --------  -----------  -------------   -----------
  Subs(3)          [TBD]         1mL + [TBD]%      [TBD]      [TBD]      [8/25/2035]       [TBD]
------------   --------------  ---------------   --------  -----------  -------------   -----------

(1) The Class A1, Class A2 and Class A3 Certificates (the "Class A Certificates") will accrue interest at a rate of 1-Month LIBOR plus a specified spread subject to the Net Funds Cap. The Subordinate Certificates will accrue interest at a rate of 1-Month LIBOR plus a specified spread subject to the Net Funds Cap. The spread on the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times the stated spread for each such class on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2) The weighted average lives and payment window to 10% Optional Termination assume: (i) prepayments occur at 25% CPR for the mortgage loans and (ii) the certificates receive distributions on the 25th of each month beginning in August 2005.

(3)  Subs represent the Subordinate Classes and are not offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW

         o The issuer will be Structured Adjustable Rate Mortgage Loan Trust, Series 2005-16XS and the transaction will be found on Bloomberg under the symbol "SARM".

         o The collateral will be comprised of one pool of 12-month MTA negative amortization ARMs ("Option ARMs"). The Mortgage Loans will have a weighted average Life Ceiling of 9.956%, and will feature a Maximum Negative Amortization Limit of 115% (exception, State of New York 110%).

         o Each Mortgage Loan has either a one month or three month teaser rate that ranges from 1.000% to 4.250%. As of the Cut-Off Date, approximately 44.82% of the mortgage loans are still in the teaser rate period. Below is a summary of the mortgage loans based on the Statistical Cut-Off Date collateral:

                                                         GROSS     NET    GROSS   WA LIFE
                           LOAN TYPE       BALANCE        WAC      WAC    MARGIN  CEILING
                        --------------  --------------  -------   -----  -------  --------
                        MTA/Option ARM  920,915,812.36    2.665%  2.277%   2.935%    9.956%

         o After the one to three month teaser period, the interest rates on the Mortgage Loans may adjust monthly but their monthly payments and amortization schedules adjust annually and are not subject to periodic caps.

         o The first payment change date will be the first of the month on which the thirteenth monthly payment is due and every twelve months thereafter. On each payment change date, the payment changes to the fully amortizing amount of the current interest rate, principal balance, and remaining term, subject to the payment cap.

         o On each payment change date (with the exception of each fifth payment change date, the final payment change date and any payment date in which the Maximum Negative Amortization Limit has been reached), any increase in the monthly payment shall be limited to an amount no more than 7.50% of the payment amount (P&I) for the previous period. The mortgage is recast every five years without provision for the payment cap.

         o The required payment may also be less than the accrued interest for such Mortgage Loan which, under this instance, negative amortization would occur. In order to keep borrowers informed of how interest rate changes could affect their normal amortization schedule each month, the borrower is provided three Payment Options that are greater than the required minimum monthly payment as follows: (1) the amount that would cover the interest accrual for the month (the interest-only amount); (2) the amount that would amortize the Mortgage Loan fully at the original maturity date (the thirty year fully amortizing amount); and (3) the amount that would amortize the Mortgage Loan to a fifteen year maturity date (the fifteen year fully amortizing amount).

         o To the extent that the amount of interest calculated is limited by the application of the Net Funds Cap of the Mortgage Pool (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of the Basis Risk Shortfall or Unpaid Basis Risk Shortfall with interest thereon at the applicable Interest Rate (calculated without regard to the Net Funds Cap).

         o 10% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance of the Mortgage Pool mortgage loans is less than 10% of the Cut-Off Date balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CREDIT ENHANCEMENT

         o Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2)
                  Overcollateralization, and (3) Subordination.

         o Realized Losses on the loans in the Mortgage Pool in excess of available Overcollateralization and Excess Interest will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in reverse order of seniority before reducing amounts distributable in respect of the Class A Certificates. The balances of the Class A Certificates will not be reduced by Realized Losses.

         o If losses on the Mortgage Loans are such that the aggregate principal amount of the Subordinate Certificates is reduced to zero and there is no Excess Interest and Overcollateralization, distributions of principal that would otherwise be distributed to the Class A1, Class A2 Class A3 Certificates on a pro rata basis will thereafter be distributed sequentially to the Class A1, Class A2 and Class A3 Certificates, in that order, until the principal amount of each such class is reduced to zero. This sequential ordering rule will continue irrespective of whether there is Overcollateralization and Excess Interest in subsequent periods.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

STRUCTURE

     PRINCIPAL

         o Subordinate Certificates will be locked-out from distributions of principal until the earlier of (1) the later of (a) the first 36 Distribution Dates or (b) until the Senior Enhancement Percentage is greater than [%], (the "Stepdown Date") or (2) the Distribution Date on which the Class A Certificates have been reduced to zero.
         o On or after the Stepdown Date, provided a Trigger Event (as described on page 6) is not in effect, principal will be distributed to the Class A Certificates until the targeted enhancement percentage has been reached. Once the targeted enhancement percentage has been reached, all principal will then be allocated sequentially to the Subordinate Certificates so that the credit enhancement behind each class equals two times the respective initial enhancement percentage for such class.

     INTEREST

         o The Class A Certificates will accrue interest at the rate of 1-Month LIBOR plus a specified margin, subject to the Net Funds Cap. The Subordinate Certificates will accrue interest at a rate equal to 1-Month LIBOR plus a specified margin, subject to the Net Funds Cap.
         o        The margin on the Subordinate Certificates will increase to
                  1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.
         o Basis risk shortfalls will be paid on future Distribution Dates with interest on unpaid interest, to the extent of funds available, after all current interest has been paid on each class of certificates.

                    SUBORDINATION OF SUBORDINATE CERTIFICATES

                             [GRAPHIC APPEARS HERE]

NEGATIVE AMORTIZATION

         o Since the Mortgage Loans are subject to Negative Amortization, the Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to the Mortgage Pool may be offset by principal prepayments.

         o Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to all of the Certificates, pro rata, according to their respective principal amount, in reduction of the interest distributable to such Class for such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS

Cut-off Date:                July 1, 2005

Statistical Cut-Off Date:    June 1, 2005

Settlement Date:             July 29, 2005

Distribution Date:           25th of each month, commencing in August 2005

Issuer:                      Structured Adjustable Rate Mortgage Loan Trust
                             ("SARM"), Series 2005-16XS

Trustee:                     US Bank

Master Servicer:             Aurora Loan Services LLC ("ALS")

Certificates:                "Senior Certificates":  Class A Certificates

                             "Subordinate Certificates": Class M1, Class M2 and Class M3 Certificates

                             "Certificates": Senior and Subordinate Certificates

Master Servicer Fee:         The Master Servicer will be paid a monthly fee
                             (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the mortgage loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:                   Actual/360 for the Class A and the Subordinate
                             Certificates

Accrual Period:              The "Accrual Period" applicable to the Class A
                             Certificates and the Subordinate Certificates, with respect to each Distribution Date will be the period beginning on the immediately preceding
                             Distribution Date (or in the case of the first
                             Distribution Date, July 24, 2005) and ending on the day immediately preceding the related
                             Distribution Date.

Settlement:                  The Senior and the Subordinate Certificates will
                             settle with accrued interest.

Delay Days:                  Zero Delay for the Class A and the Subordinate
                             Certificates

Collection Period:           The "Collection Period" with respect to any
                             Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:                All the Class A and Subordinate Certificates are
                             book-entry form through DTC.

Minimum Denomination:        Minimum $25,000; increments $1 in excess thereof
                             for the Senior Certificate, $100,000 with increments of $1 in excess thereof for the Subordinate Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Tax Status:                  REMIC for Federal income tax purposes.

SMMEA Eligibility:           The Class A Certificate will be SMMEA eligible.

ERISA Eligibility:           The Class A and Subordinate Certificates are
                             expected to be ERISA eligible.

Trigger Event:               A "Trigger Event" will be in effect with respect to
                             any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

Delinquency Event:           A "Delinquency Event" will be in effect with
                             respect to any Distribution Date if the Rolling
                             Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds
                             [TBD%] of the Senior Enhancement Percentage for such Distribution Date.

Rolling Three Month
Delinquency Rate:            The "Rolling Three Month Delinquency Rate" with
                             respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Delinquency Rate:            The "Delinquency Rate" for any month will be,
                             generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the principal balance of the mortgage loans as of the close of business on the last day of such month.

Cumulative Loss Trigger
Event: A "Cumulative Loss Trigger Event" will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the mortgage loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

                                  Month       Distribution Date        Loss Percentage
                                  -----   --------------------------   ---------------
                                  37-48   August 2008 to July 2009         [TBD%]
                                  49-60   August 2009 to July 2010         [TBD%]
                                  61-72   August 2010 to July 2011         [TBD%]
                                   73+    August 2011 and thereafter       [TBD%]

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Targeted Percentages:        After the Stepdown Date and if a Trigger Event is
                             not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date:

                                  Class   Target Percent
                                  -----   --------------
                                    A          [%]
                                  Subs         [%]

                             For the Class A Certificates, the target balance is approximately [%] of the ending collateral balance. For the Subordinate Certificates, the target balance is met when the aggregate balance of the Class A and the Subordinate Certificates is approximately [%] of the ending collateral balance. Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

Net Funds Cap:               The "Net Funds Cap" with respect to each
                             Distribution Date will be an annual rate equal to
                             (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from the Mortgage Pool for such date and (2) 12, and the denominator of which is the balance of the Mortgage Pool loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date. The Net Funds Cap will be applicable to the Class A and the Subordinate
                             Certificates.

Basis Risk Shortfall:        To the extent that the coupons on the Class A and
                             the Subordinate Certificates are limited by the Net
                             Funds Cap, that class will have a "Basis Risk
                             Shortfall" and will be entitled to the amount. If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the Net Funds Cap.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

INTEREST PAYMENT PRIORITY:

On each Distribution Date, the Mortgage Pool interest remittance amount for such date will be distributed as follows:

    1)  To pay interest pro rata to the Class A Certificates;

    2)  To pay interest to the Subordinate Certificates, in that order; and

    3) All remaining amounts of interest will be used as excess interest for the following:

            a.  To build and maintain the overcollateralization amount;

            b.  To pay back Basis Risk Shortfalls, by seniority;

            c. To pay back previous writedown amounts on the Class M1, Class M2 and Class M3 Certificates, in that order; and

                              TRANSACTION CONTACTS

MBS TRADING AND STRUCTURING    Khalil Kanaan              (212) 526-8320
                               Brendan Garvey             (212) 526-8320
                               Vanessa Farnsworth         (212) 526-8320

SYNDICATE                      Kevin White                (212) 526-9519
                               Bob Caldwell               (212) 526-9519
                               Dan Covello                (212) 526-9519
                               Paul Tedeschi              (212) 526-9519

MBS BANKING                    Mike Hitzmann              (212) 526-5806
                               Nick Stimola               (212) 526-0212
                               Sam Warren                 (212) 526-1486

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                       CLASS A1 DISCOUNT MARGIN - TO CALL

CPR                       15%         20%         25%         30%         35%
--------------------   --------    --------    --------    --------    --------
Price
99-29+                       36          37          38          38          39
99-30                        36          36          37          38          38
99-30+                       36          36          36          37          38
99-31                        35          36          36          36          37
99-31+                       35          35          35          36          36
100-00                       34          35          35          35          35
100-00+                      34          34          34          34          34
100-01                       34          34          34          34          34
100-01+                      33          33          33          33          33
100-02                       33          33          33          32          32
100-02+                      33          32          32          32          31

WAL                        5.48        4.05        3.15        2.53        2.07
Payment Window            1-166       1-126       1-100        1-82        1-68

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                       CLASS A2 DISCOUNT MARGIN - TO CALL

CPR                       15%         20%         25%         30%         35%
--------------------   --------    --------    --------    --------    --------
Price
99-29+                       41          42          43          43          44
99-30                        41          41          42          43          43
99-30+                       41          41          41          42          43
99-31                        40          41          41          41          42
99-31+                       40          40          40          41          41
100-00                       40          40          40          40          40
100-00+                      39          39          39          39          39
100-01                       39          39          39          39          39
100-01+                      38          38          38          38          38
100-02                       38          38          38          37          37
100-02+                      38          37          37          37          36

WAL                        5.48        4.05        3.15        2.53        2.07
Payment Window            1-166       1-126       1-100        1-82        1-68

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                       CLASS A3 DISCOUNT MARGIN - TO CALL

CPR                       15%         20%         25%         30%         35%
--------------------   --------    --------    --------    --------    --------
Price
99-29+                       46          47          48          48          49
99-30                        46          46          47          48          48
99-30+                       46          46          47          47          48
99-31                        45          46          46          46          47
99-31+                       45          45          45          46          46
100-00                       45          45          45          45          45
100-00+                      44          44          44          44          44
100-01                       44          44          44          44          44
100-01+                      43          43          43          43          43
100-02                       43          43          43          42          42
100-02+                      43          42          42          42          41

WAL                        5.48        4.05        3.15        2.53        2.07
Payment Window            1-166       1-126       1-100        1-82        1-68

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY - MORTGAGE POOL

                       SARM 2005-16XS -COLLATERAL SUMMARY
                         AS OF STATISTICAL CUT-OFF DATE

TOTAL NUMBER OF LOANS                               2,244    OCCUPANCY STATUS

TOTAL OUTSTANDING LOAN BALANCE             $  920,915,812    Primary Home                                           75.92%
AVERAGE LOAN PRINCIPAL BALANCE             $      410,390    Investment                                             15.61%
PREPAYMENT PENALTY                                   0.00%   Second Home                                             8.47%
WEIGHTED AVERAGE COUPON                             2.665%
WEIGHTED AVERAGE ORIGINAL RATE                      1.256%
WEIGHTED AVERAGE MARGIN                             2.935%   GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                  360
WEIGHTED AVERAGE REMAINING TERM (MO.)*                359    (Other states account individually for less than
                                                             5% of the Cut-off
                                                             Date principal
WEIGHTED AVERAGE LOAN AGE (MO.)*                        1    balance.)

ORIGINAL LTV >80 AND MI                            100.00%   California                                             50.40%
WEIGHTED AVERAGE ORIGINAL LTV                       73.77%   Virginia                                                6.98%
NON-ZERO WEIGHTED AVERAGE FICO                        714    New Jersey                                              6.78%
PAYMENT CAP                                          7.50%   Florida                                                 6.03%
ORIGINAL MONTHS TO RECAST (MO.)                        60    Illinois                                                5.13%
INDEX - 1 - YEAR MTA                               100.00%
                                              Countrywide    LIEN POSITION
ORIGINATORS                                          (100)%
INITIAL AND SUBSEQUENT CAPS                          None    First                                                 100.00%

*Calculated as of June 1, 2005

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                           COLLATERAL CHARACTERISTICS

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                          SCHEDULED PRINCIPAL BALANCES

                               # OF MORTGAGE                                 % OF POOL
            ($)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
0.01 - 50,000.00                           4    $          171,405.96                 0.02%
50,000.01 - 100,000.00                    52             4,260,862.65                 0.46
100,000.01 - 150,000.00                  144            18,404,746.26                 2.00
150,000.01 - 200,000.00                  202            35,772,274.24                 3.88
200,000.01 - 250,000.00                  230            52,014,135.18                 5.65
250,000.01 - 300,000.00                  239            65,760,045.31                 7.14
300,000.01 - 350,000.00                  193            62,780,925.14                 6.82
350,000.01 - 400,000.00                  256            96,334,583.92                10.46
400,000.01 - 450,000.00                  179            76,120,480.39                 8.27
450,000.01 - 500,000.00                  173            82,245,263.35                 8.93
500,000.01 - 550,000.00                  133            69,961,578.53                 7.60
550,000.01 - 600,000.00                   96            55,576,432.04                 6.03
600,000.01 - 650,000.00                  100            63,616,365.73                 6.91
650,000.01 - 700,000.00                   41            27,723,013.19                 3.01
700,000.01 - 750,000.00                   26            18,892,110.11                 2.05
750,000.01 - 800,000.00                   24            18,678,340.32                 2.03
800,000.01 - 850,000.00                   21            17,446,869.69                 1.89
850,000.01 - 900,000.00                   18            15,908,676.77                 1.73
900,000.01 - 950,000.00                   11            10,263,723.72                 1.11
950,000.01 - 1,000,000.00                 45            44,690,702.78                 4.85
1,000,000.01 - 1,250,000.00               18            20,490,128.84                 2.22
1,250,000.01 - 1,500,000.00               26            36,183,731.26                 3.93
1,500,000.01 - 1,750,000.00                4             6,639,732.46                 0.72
1,750,000.01 - 2,000,000.00                4             7,972,393.26                 0.87
2,000,000.01 - 2,250,000.00                1             2,100,000.00                 0.23
2,250,000.01 - 2,500,000.00                2             4,914,380.84                 0.53
2,750,000.01 - 3,000,000.00                2             5,992,910.42                 0.65
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Min.: $30,991
Max:  $2,999,000
Avg.: $410,390

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                             CURRENT MORTGAGE RATES

                               # OF MORTGAGE                                 % OF POOL
            (%)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
0.501 - 1.000                            829    $      350,666,174.51                38.08%
1.001 - 1.500                            250            86,963,158.48                 9.44
1.501 - 2.000                            258           134,947,735.94                14.65
2.001 - 2.500                             50            16,502,686.49                 1.79
2.501 - 3.000                             33            15,408,531.44                 1.67
3.001 - 3.500                             10             2,298,641.32                 0.25
3.501 - 4.000                              2               229,561.32                 0.02
4.001 - 4.500                              6             2,263,118.75                 0.25
4.501 - 5.000                            121            57,030,051.20                 6.19
5.001 - 5.500                            483           195,765,524.09                21.26
5.501 - 6.000                            185            54,670,004.03                 5.94
6.001 - 6.500                             12             2,771,031.43                 0.30
6.501 - 7.000                              5             1,399,593.36                 0.15
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Min.: 1.000%
Max: 7.000%
Weighted Avg.: 2.665%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                        ORIGINAL TERMS TO STATED MATURITY

                               # OF MORTGAGE                                 % OF POOL
         (MONTHS)                  LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
360                                    2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Min.: 360
Max.: 360
Weighted Avg.: 360

                       REMAINING TERMS TO STATED MATURITY*

                               # OF MORTGAGE                                 % OF POOL
         (MONTHS)                  LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
350 - 355                                  5    $        2,564,877.97                 0.28%
356 - 360                              2,239           918,350,934.39                99.72
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Min: 354*
Max: 360*
Weighted Avg.: 359*

*Calculated as of June 1, 2005

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Collateral characteristics are listed below as of the Statistical Cut-Off Date

                          ORIGINAL LOAN-TO-VALUE RATIO

                               # OF MORTGAGE                                 % OF POOL
            (%)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
10.01 - 20.00                              3    $          395,208.91                 0.04%
20.01 - 30.00                             16             5,254,475.64                 0.57
30.01 - 40.00                             28            10,059,476.42                 1.09
40.01 - 50.00                             36            12,597,044.86                 1.37
50.01 - 60.00                            124            69,303,552.22                 7.53
60.01 - 70.00                            311           164,721,062.70                17.89
70.01 - 80.00                          1,576           617,434,133.91                67.05
80.01 - 90.00                            105            30,071,854.34                 3.27
90.01 - 100.00                            45            11,079,003.36                 1.20
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Min.: 12.50%
Max: 95.00%
Weighted Avg: 73.77%

                                   FICO SCORE

                               # OF MORTGAGE                                 % OF POOL
                                   LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
                               -------------    ---------------------    -----------------
561 - 580                                  1    $          488,000.00                 0.05%
581 - 600                                  2               819,237.42                 0.09
601 - 620                                 11             5,274,591.22                 0.57
621 - 640                                 94            33,189,104.03                 3.60
641 - 660                                171            68,306,316.89                 7.42
661 - 680                                314           129,671,393.31                14.08
681 - 700                                369           150,567,024.14                16.35
701 - 720                                311           133,461,996.77                14.49
721 - 740                                286           119,146,542.58                12.94
741 - 760                                261           109,498,466.96                11.89
761 - 780                                220            92,649,902.80                10.06
781 - 800                                157            61,390,800.18                 6.67
801 - 820                                 47            16,452,436.06                 1.79
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Min.: 570
Max.: 816
Non-Zero Weighted Avg.: 714

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                  LOAN PURPOSE

                               # OF MORTGAGE                                 % OF POOL
                                   LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
                               -------------    ---------------------    -----------------
Purchase                               1,138    $      477,602,433.73                51.86%
Cash Out Refinance                       719           285,179,555.75                30.97
Rate/Term Refinance                      387           158,133,822.88                17.17
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

                                  PROPERTY TYPE

                               # OF MORTGAGE                                 % OF POOL
                                   LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
                               -------------    ---------------------    -----------------
Single Family                          1,244    $      522,178,051.82                56.70%
PUD                                      525           229,911,399.51                24.97
Condo                                    356           124,022,063.60                13.47
2-4 Family                               118            44,548,838.64                 4.84
Coop                                       1               255,458.79                 0.03
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                 STATES - TOP 10

                               # OF MORTGAGE                                 % OF POOL
                                   LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
                               -------------    ---------------------    -----------------
California                               940    $      464,124,537.33                50.40%
Virginia                                 173            64,295,405.34                 6.98
New Jersey                               156            62,413,071.09                 6.78
Florida                                  168            55,566,387.15                 6.03
Illinois                                 121            47,235,004.35                 5.13
New York                                  79            31,797,255.80                 3.45
Arizona                                   97            31,161,071.87                 3.38
Massachusetts                             44            21,221,081.23                 2.30
Nevada                                    62            18,118,806.59                 1.97
Colorado                                  45            17,506,088.33                 1.90
Other                                    359           107,477,103.28                11.67
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

                               DOCUMENTATION TYPE

                               # OF MORTGAGE                                 % OF POOL
                                   LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
                               -------------    ---------------------    -----------------
Full                                     620    $      221,447,467.46                24.05%
Limited                                1,401           609,465,476.81                66.18
Stated                                   222            89,939,270.01                 9.77
No Documentation                           1                63,598.08                 0.01
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                  GROSS MARGIN

                               # OF MORTGAGE                                 % OF POOL
            (%)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
1.501 - 2.000                              4    $        2,805,391.45                 0.30%
2.001 - 2.500                            359           168,649,091.33                18.31
2.501 - 3.000                            948           399,884,914.45                43.42
3.001 - 3.500                            766           277,778,058.01                30.16
3.501 - 4.000                            148            66,969,306.69                 7.27
4.001 - 4.500                             12             3,332,069.76                 0.36
4.501 - 5.000                              7             1,496,980.67                 0.16
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Min: 1.800%
Max: 4.925%
Weighted Avg: 2.935%

                                  MAXIMUM RATE

                               # OF MORTGAGE                                 % OF POOL
            (%)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
9.501 - 10.000                         2,227    $      915,139,300.90                99.37%
10.001 - 10.500                            4             1,058,605.38                0.11
10.501 - 11.000                           10             3,692,292.32                0.40
11.001 - 11.500                            2               476,613.76                0.05
11.501 - 12.000                            1               549,000.00                0.06
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Min: 9.950%
Max: 11.950%
Weighted Avg: 9.956%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                                      FLOOR

                               # OF MORTGAGE                                 % OF POOL
            (%)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
1.501 - 2.000                              4    $        2,805,391.45                 0.30%
2.001 - 2.500                            359           168,649,091.33                18.31
2.501 - 3.000                            948           399,884,914.45                43.42
3.001 - 3.500                            766           277,778,058.01                30.16
3.501 - 4.000                            148            66,969,306.69                 7.27
4.001 - 4.500                             12             3,332,069.76                 0.36
4.501 - 5.000                              7             1,496,980.67                 0.16
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Min: 1.800%
Max: 4.920%
Weighted Avg: 2.934%

                           NEGATIVE AMORTIZATION LIMIT

                               # OF MORTGAGE                                 % OF POOL
            (%)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
110%                                      79    $       31,797,255.80                 3.45%
115%                                   2,165           889,118,556.56                96.55
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

                              INITIAL TEASER PERIOD

                               # OF MORTGAGE                                 % OF POOL
            (%)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
1 month                                1,967    $      787,385,574.27                85.50%
3 months                                 277           133,530,238.09                14.50
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Of the loans that have a 1 month teaser period, 36.00% of the loans are still in their teaser period, and of the loans with a 3 month teaser period, 96.83% of the loans are still in their teaser period.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

 Collateral characteristics are listed below as of the Statistical Cut-Off Date

                            NEXT RATE ADJUSTMENT DATE

                               # OF MORTGAGE                                 % OF POOL
            (%)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
July 2005                              1,941    $      781,844,038.28                84.90%
August 2005                              192            76,163,603.08                 8.27
September 2005                            71            41,451,046.00                 4.50
October 2005                              40            21,457,125.00                 2.33
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

                          NEXT PAYMENT ADJUSTMENT DATE

                               # OF MORTGAGE                                 % OF POOL
            (%)                    LOANS        PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
---------------------------    -------------    ---------------------    -----------------
January 2006                               1    $          822,796.67                 0.09%
February 2006                              4             1,742,081.30                 0.19
March 2006                                 5             1,582,016.50                 0.17
April 2006                                21             7,637,272.81                 0.83
May 2006                                 291           110,182,841.77                11.96
June 2006                              1,153           452,572,997.71                49.14
July 2006                                675           307,262,111.60                33.36
August 2006                               94            39,113,694.00                 4.25
                               -------------    ---------------------    -----------------
TOTAL:                                 2,244    $      920,915,812.36               100.00%
                               -------------    ---------------------    -----------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.